UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2007
Lexicon Genetics Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30111 (Commission File Number)	76-0474169 (I.R.S. Employer Identification Number)
8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive
offices and Zip Code)
(281) 863-3000
(Registrant’s telephone number,
including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
Signatures
Index to Exhibits
Press Release

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          (d)      Effective February 26, 2007, our board of directors elected Kathleen M. Wiltsey to serve as a member of our board of directors.
          The election of Ms. Wiltsey as a director was not made pursuant to any arrangement or understanding between Ms. Wiltsey and any other person. Ms. Wiltsey will not initially serve on any committees of the board of directors, and we have no current expectation as to which committees, if any, Ms. Wiltsey may ultimately be appointed. There are no current or proposed transactions in which Ms. Wiltsey or any member of her immediate family has, or will have, a direct or indirect material interest which would require disclosure under Item 404(a) of Regulation S-K.
          Ms. Wiltsey will receive compensation for her service as a director consistent with our standard arrangements for non-employee directors as follows:
•	an annual retainer of $15,000, prorated for partial years of service;

•	a fee of $2,500 for each meeting of the board of directors that she attends in person ($500 for each telephonic meeting of the board of directors in which she participates);

•	reimbursement for expenses in connection with attendance at meetings of the board of directors;

•	an initial option under our 2000 Non-Employee Directors’ Stock Option Plan to purchase 30,000 shares of common stock at an exercise price of $4.26 per share, the fair market value of our common stock on the date of grant as determined in accordance with the plan; and

•	commencing on the day following our 2008 annual meeting of stockholders, an annual option under the plan to purchase 10,000 shares of common stock at an exercise price equal to the fair market value of our common stock on the date of grant as determined in accordance with the plan.
Consistent with our standard arrangements for non-employee directors, Ms. Wiltsey will receive additional cash compensation if she is appointed to any committee of the board of directors. We have also entered into an indemnification agreement with Ms. Wiltsey in the standard form previously entered into with our other officers and directors.

A copy of our press release announcing Ms. Wiltsey’s election to our board of directors is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits
          (d)      Exhibits

Exhibit No.		Description
99.1	—	Press Release of Lexicon Genetics Incorporated dated February 28, 2007

Signatures
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Genetics Incorporated
Date: February 28, 2007	By:	/s/ Jeffrey L. Wade
Jeffrey L. Wade
Executive Vice President and General Counsel

Index to Exhibits

Exhibit No.		Description
99.1	—	Press Release of Lexicon Genetics Incorporated dated February 28, 2007